Note S - Consolidated Quarterly Financial Information (Unaudited) (Tables)	12 Months Ended
Dec. 31, 2018
Notes Tables
Quarterly Financial Information [Table Text Block]
	Quarters Ended
	Mar. 31	Jun. 30	Sept. 30	Dec. 31
201 8
Total interest income	$12,709	$11,938	$12,181	$12,369
Total interest expense	1,199	1,298	1,418	1,556
Net interest income	11,510	10,640	10,763	10,813
Provision for loan losses (1)	756	(23)	962	(656)
Noninterest income (3)	3,076	2,538	1,927	1,397
Noninterest expense	9,808	9,674	9,761	8,183
Net income	3,366	2,976	1,746	3,856

Earnings per share	$0.71	$0.63	$0.37	$0.82

201 7
Total interest income	$11,738	$10,989	$11,317	$11,664
Total interest expense	873	918	1,049	1,135
Net interest income	10,865	10,071	10,268	10,529
Provision for loan losses (2)	145	175	1,601	643
Noninterest income (3)	3,113	2,112	2,282	1,928
Noninterest expense	9,375	9,876	9,222	8,136
Net income	3,217	1,741	1,653	898

Earnings per share	$0.69	$0.37	$0.35	$0.19